Events after the reporting date	12 Months Ended
Dec. 31, 2018
Events after the reporting date [Abstract]
Events after the reporting date
Note 17 - Events after the reporting date

Restricted Shares

In January 2019, for the year 2018, a total of 560,000 shares of restricted stock were awarded to management pursuant to the Plan, of which 120,000 shares will vest in January 2020, 120,000 shares will vest in January 2021 and 120,000 shares will vest in January 2022.  The remaining 200,000 shares will vest subject to certain market conditions prior to February 8, 2022.  The above vesting is subject to continued employment or office, as applicable, as of the relevant vesting date.  The estimated fair value at grant date was equal to the share price at grant date for 360,000 shares and $3.04 per share for 200,000 shares.  In March 2019, a total of 210,000 shares of restricted stock were awarded to the board of directors pursuant to the Plan. The estimated fair value at grant date was equal to the share price at grant date and the shares will vest in June 2020.

Dividend

On February 6, 2019, DHT announced that it would pay a dividend of $0.05 per common share on February 26, 2019, to shareholders of record as of February 19, 2019.  This resulted in a total dividend payment of $7.1 million.

Approval of financial statements

The financial statements were approved by the board of directors on March 13, 2019, and authorized for issue.

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